Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Huifeng Bio-Pharmaceutical Technology, Inc. on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Sanding Tao, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2006

/s/ Sanding Tao

Sanding Tao Chief Financial Officer